UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2005

CHRONIMED INC.

(Exact name of registrant as specified in its charter)

MINNESOTA (State or Other Jurisdiction of Incorporation)	0-19952 (Commission File Number)	41-1515691 (IRS Employer Identification No.)

10900 Red Circle Drive
Minnetonka, Minnesota 55343
(Address of Principal Executive Offices and Zip Code)

(952) 979-3600
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 14, 2005, Henry F. Blissenbach, Chairman and Chief Executive Officer of Chronimed Inc., and Richard H. Friedman, Chairman and Chief Executive Officer of MIM Corporation, gave a presentation at the UBS Global Healthcare Services Conference (the “Conference”) at The Plaza, New York, New York. A copy of the Power Point presentation given by Mr. Blissenbach and Mr. Friedman at the Conference is attached as Exhibit 99.1, which is incorporated into this Report as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

The following exhibit is filed as a part of this Report:

Exhibit No.	Description
99.1	Power Point presentation of Chronimed Inc. and MIM Corporation, dated February 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRONIMED INC.

Date: February 14, 2005

/s/ Gregory H. Keane
Gregory H. Keane Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Power Point presentation of Chronimed Inc. and MIM Corporation, dated February 14, 2005.

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